DELAWARE VIP TRUST

DELAWARE VIP DEVON SERIES

Supplement to the Prospectus dated May 1, 2002

On February 20, 2003, the Board of Trustees responsible for the Delaware VIP Devon Series ("Devon Series") approved a proposal to merge Devon Series into the Delaware VIP Large Cap Value Series ("Large Cap Value Series"), each a series of Delaware VIP Trust, subject to shareholder approval.

The investment goal of Large Cap Value Series is to seek capital appreciation with current income as a secondary objective. The investment goal of Devon Series is to seek total return. The Board believes that the proposed merger will benefit shareholders.

Effective February 24, 2003, the VIP Devon Series will be closed to new investors. Shareholders of record on February 21, 2003 will receive a proxy statement requesting their votes on the proposed merger of the Series at a special meeting of shareholders to be held on or about April 4, 2003. If approved, the merger would be expected to take place on or about April 30, 2003. Additionally, the Series would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the merger.

Please keep this supplement for future reference.

The date of this Supplement is February 20, 2003.